SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported): October 6, 1999
                                                  (September 30, 1999)

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                     0-24532                    58-2094179
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(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                          Identification Number)



       101 North Greenwood St., P.O. Box 3007
                   LaGrange, Georgia                        30240
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      (Address of principal executive offices)            (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000





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Item 5.    Other Events.
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Pursuant  to an  Agreement  and Plan of Merger,  dated as of June 1, 1999,  (the
"Merger Agreement"), by and between FLAG Financial Corporation ("FLAG") and First Hogansville Bankshares, Inc., ("Hogansville"), Hogansville merged with and into FLAG Financial Corporation. The merger became effective on September 30, 1999, (the "Effective Time"). At the Effective Time, each then outstanding share
of  the  common  stock,   $10.00  par  value  per  share,  of  Hogansville  (the
"Hogansville Common Stock") (excluding shares held by any Hogansville entity or any FLAG entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 6.08466 shares (the "Exchange Ratio") of the common stock, $1.00 par value per share, of FLAG (the "FLAG Common Stock"). As a result, FLAG issued approximately 575,000 shares of FLAG Common Stock to the former Hogansville shareholders in exchange for all of the 94,500 shares of Hogansville Common Stock that were issued and outstanding at the Effective Time. FLAG will pay cash to the former Hogansville shareholders in lieu of issuing fractional shares of FLAG Common Stock.

Pursuant to the Merger Agreement, John R. Hines, Jr., Chairman of the Board and President of Hogansville, will become a director of FLAG and First Flag Bank - LaGrange and John C. McKibben, former director of Hogansville will become a director of First Flag Bank - LaGrange.

The foregoing is qualified in its entirely by reference to the Merger Agreement which is hereby incorporated by reference herein.

FLAG intends to merge The Citizens Bank, which was a wholly-owned subsidiary of Hogansville, with First Flag Bank, FLAG's wholly-owned subsidiary located in LaGrange, Georgia. FLAG anticipates the merger of The Citizens Bank and First Flag Bank will be completed during the fourth quarter of 1999.

Attached hereto is the press release regarding the announcement of the closing of the merger.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits. The following exhibits are filed as part of this report:

     2.1 Agreement and Plan of Merger by and between FLAG Financial Corporation and First Hogansville Bankshares, Inc., dated as of June 1, 1999
          (incorporated by reference from FLAG Financial Corporation's Registration Statement on Form S-4, Registration No. 333-84151).

     99.1 Press Release, dated October 1, 1999, issued by the Registrant. 2


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                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLAG Financial Corporation
                                            (Registrant)


Dated:   October 6, 1999            By:     /s/ John S. Holle
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                                            (Signature)

                                            Name:    John S. Holle
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                                            Title:   Chairman of the Board
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